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                           GILFORD OAKWOOD EQUITY FUND
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                                  ANNUAL REPORT









================================================================================

                               For the Year Ended
                                December 31, 2000

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                                     [LOGO]
                           GILFORD OAKWOOD EQUITY FUND


January 15, 2001

Dear Fellow Shareholder,

     After five years of returns in excess of 20% annually, and for the first time in ten years, the Standard & Poors 500 ("S&P 500") reversed direction and turned negative in 2000, down 9.1%. The technology-laden NASDAQ Composite fell 39% in the same period, exceeding its 35% decline in 1974. As tracked by Lipper Analytical Services, growth stock mutual funds were down over 16% for the year and international funds, proving that there was no place to hide, declined over 15%.

     We are pleased to report that the Gilford Oakwood Equity Fund ("GO Equity Fund") out-performed the S&P 500 in 2000. For the full year the GO Fund's "B" shares were down 4.35% and the "C" Shares were down 2.70% versus the S&P 500, which was down 9.07%. *

     After attaining new highs in the first quarter of 2000, the stock market pulled back for the balance of the year. Rising energy prices and six Federal Reserve ("Fed") interest rate increases spread over the last half of 1999 and the first half of 2000 had the effect of slowing the U.S. economy, the growth of corporate earnings and, ultimately, the progress of the market. Late in the year, the election fiasco in Florida shattered already softening consumer confidence, resulting in an even more dramatic slowing of the economy and exacerbating a precipitous fourth quarter 2000 market decline.

     The fund's strategies of broad industry diversification and careful stock selection have helped to successfully weather this storm of negative news. For example, despite the fact that telecommunications stocks declined during the summer of 2000, the fund retained representation in selected growth-oriented stocks in telecommunications sub-sectors but overweighted the energy industry during that same period in order to take advantage of ascending oil prices. The full diversification accomplished by this strategy met an important risk reduction goal while simultaneously allowing shareholders to participate in the outperformance of the energy group. Similarly, the fund continued to participate in selected sub-sectors of certain higher growth technology industries as a diversification measure during the fall of 2000 but remained overweighted in health care, as that group's equities began to fully realize the industry's solid fundamentals.

2
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     While the market will most likely continue its volatile trading pattern in the near term, we see a better environment for stocks in the future. The tough stock market we've endured has rendered values as reasonable as they have been at any time since the trough of the Asian crisis two years ago. Oil prices have reversed and appear to be trending downward. There is real potential for meaningful tax reduction this year. Looking past the softening economy, earnings growth rates could accelerate, resulting in the potential for increasing earnings estimates for 2001 and 2002. Finally and most dramatically, the Fed has begun to lower interest rates. Average gains in the S&P 500 after the Fed reverses its posture and begins to ease have been 23% after one year, when one averages the sustained periods of easing since the 1973-74 recession. What has occurred in the past, of course, may not necessarily be true for this round of ease.

     Critically important to our expectations is that the U.S. avoids a recession, that Fed rate cuts continue and that they exert a positive effect on the economy. Key risks to this outlook include further near-term downside to the market itself, which, in an environment where much larger portions of household wealth now reside in common stocks, could increase the chance of a recession. Similarly vulnerable is the outlook for capital spending, dependent as it is on spending in the technology area. Another risk is any potential economic dampening from the California utility situation. Nonetheless, we expect a soft landing and are making investment decisions on that basis.

     We have used the downturn in the market as an opportunity to reposition the GO Fund to participate in the market environment ahead. We are now overweighted in the communications sector. Within the communications services sub-sector, we have shifted our focus away from long haul data and voice to last mile service providers well positioned to meet consumer and business demand for broadband access to the Internet. Within the communications technology sub-sector we emphasize companies that are part of the move to broadband wireless and optical communications. We are also overweighted in the broader technology group where our emphasis is on companies positioned to meet the growing need for faster logic, communications and memory chips, for servers and data storage and to capitalize on the expected continuing trend toward outsourcing by original equipment manufacturers. We believe the demand for network storage over the next 3 to 5 years is quite underestimated by the market. We see compelling valuations and new product cycles coming in the computing and semiconductor chip industries. In the software business, we favor the more stable licensing business model over a model of outright sale.

     This year we also like the beneficiaries of lower interest rates, such as financials. We are overweighted in financials, especially banks, as they appear very reasonably valued at present, reflecting credit concerns and overall economic malaise. We have moved to an underweighted position within the energy and utilities sector. Our emphasis here is on oil and gas exploration, oil field services, independent power production and natural gas marketing. Within the healthcare sector we are now underweighted, having taken profits and shifted our holdings toward a more blue chip mix of drug companies with strong product pipelines. In consumer cyclicals we are underweighted, having paired back exposure to retailing as we enter the fourth quarter earnings reporting season.

                                                                               3
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     Most bear markets, such as the one we've been experiencing, conclude with such climactic events as large sell-offs, high mutual fund redemptions, higher cash positions on the part of professional managers and high levels of pessimism. We've seen evidence of all these events in recent weeks. Such conditions are perversely positive as they presage an end to the bear phase and set the stage for the next rally. We expect to exercise caution and care as the events of the year unfold in the stock market. Judicious changes to the GO Fund's holdings will be made as we identify opportunities upon which we can capitalize for the benefit of our shareholders.

     We would like to wish all of our fellow shareholders a very healthy, happy and prosperous New Year! As we move through this period of slower economic growth, no small measure of caution and patience is required. We appreciate your trust and confidence in us and look forward to better times ahead.

     Cordially,

/s/ James M. Lyon                       /s/ Marla L. Harkness

James M. Lyon, CFA, CIC                 Marla L. Harkness, CFA, CIC

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*    Past performance is no guarantee of future performance. Shares may be worth more or less than the purchase cost at the time of redemption. If shares were sold by the shareholder, a Contingent Deferred Sales Charge ("CDSC") may apply. Assuming that the maximum CDSC applies, the cumulative total return of the Class B Shares would have been -9.13% for the period January 21, 2000 through December 31, 2000. For the class C shares, cumulative total return for the period December 31, 1999 through December 31, 2000 would have been -3.67%. For further information regarding the CDSC please consult the prospectus. To obtain a prospectus, please phone 800-282-2340. Distributed by Gilford Securities Incorporated, NY, NY 10022.

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                             GILFORD OAKWOOD CLASS B
                  Value of $10,000 Investment vs S&P 500 Index

                             Cumulative Total Return
                         Period Ended December 31, 2000
                    Since Inception..................(9.13%)

               Gilford Oakwood Class B            S&P 500 w/inc.
               -----------------------            --------------
Jan 21, 00              $10,000                       $10,000
Jan 00                    9,396                        10,000
Feb 00                   10,125                         9,811
Mar 00                   11,260                        10,771
Apr 00                   11,115                        10,446
May 00                   10,545                        10,232
Jun 00                   11,515                        10,485
Jul 00                   11,390                        10,321
Aug 00                   12,270                        10,962
Sep 00                   11,360                        10,383
Oct 00                   10,685                        10,340
Nov 00                    8,868                         9,525
Dec 00                  $ 9,087                       $ 9,572

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

                             GILFORD OAKWOOD CLASS C
                  Value of $10,000 Investment vs S&P 500 Index

                           Annual Average Total Return
                          Year Ended December 31, 2000
                    1 Year...........................(3.67%)

               Gilford Oakwood Class C            S&P 500 w/inc.
               -----------------------            --------------
Dec 31, 99              $10,000                       $10,000
Jan 00                    9,791                         9,498
Feb 00                   10,655                         9,318
Mar 00                   11,795                        10,230
Apr 00                   11,660                         9,922
May 00                   11,090                         9,719
Jun 00                   12,055                         9,959
Jul 00                   11,925                         9,803
Aug 00                   12,815                        10,412
Sep 00                   11,895                         9,862
Oct 00                   11,215                         9,821
Nov 00                    9,346                         9,047
Dec 00                  $ 9,633                       $ 9,091

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

                                                                               5
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                           GILFORD OAKWOOD EQUITY FUND

SCHEDULE OF INVESTMENTS at December 31, 2000
--------------------------------------------------------------------------------

 SHARES                                                                VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 100.7%
AEROSPACE/DEFENSE EQUIPMENT: 2.8%
   1,200   Boeing Co.                                               $    79,200
                                                                    -----------
BANKING/FINANCIAL SERVICES: 8.9%
   1,200   Bank of New York Co., Inc.                                    66,225
   1,400   Citigroup, Inc.                                               71,487
   1,900   Providian Financial Corp.                                    109,250
                                                                    -----------
                                                                        246,962
                                                                    -----------
BEVERAGES: 2.6%
   1,200   Coca-Cola Co.                                                 73,125
                                                                    -----------
CABLE TELEVISION: 3.1%
   1,000   Cablevision Systems Corp.*                                    84,937
                                                                    -----------
COMMUNICATION: 2.1%
   2,500   General Motors Corp. - Class H*                               57,500
                                                                    -----------
COMPUTERS: 5.7%
   2,900   Dell Computer Corp.*                                          50,569
   1,100   EMC Corp-Mass*                                                73,150
   1,300   Sun Microsystems, Inc.*                                       36,237
                                                                    -----------
                                                                        159,956
                                                                    -----------
CONGLOMERATES: 3.4%
   1,700   Tyco International Ltd.                                       94,350
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 2.7%
   1,900   Stilwell Financial, Inc.*                                     74,931
                                                                    -----------
DRUGS & PHARMACEUTICALS: 8.3%
     675   Eli Lilly & Co.                                               62,817
   1,650   Pfizer, Inc.                                                  75,900
   1,600   Schering-Plough Corp.                                         90,800
                                                                    -----------
                                                                        229,517
                                                                    -----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS: 9.4%
   1,900   Intel Corp.                                                   57,475
   1,500   Micron Technology, Inc.*                                      53,250
   1,550   Novellus Systems, Inc.*                                       55,703
   1,200   Rambus, Inc.*                                                 43,350
   1,100   Texas Instruments, Inc.                                       52,113
                                                                    -----------
                                                                        261,891
                                                                    -----------
ELECTRONIC MEASURING INSTRUMENTS: 2.0%
   1,000   Agilent Technologies, Inc.*                                   54,750
                                                                    -----------
ELECTRONICS: 1.8%
   1,500   Solectron Corp.*                                              50,850
                                                                    -----------
ENTERTAINMENT: 2.0%
   1,075   Time Warner, Inc.                                             56,158
                                                                    -----------
INSURANCE: 2.1%
     600   American International Group, Inc.                            59,138
                                                                    -----------
INVESTMENT BANKING/BROKERAGE: 2.7%
   2,652   Schwab (Charles) Corp.                                        75,251
                                                                    -----------
MEDIA: 1.9%
   1,100   Viacom, Inc. - Class A*                                       51,700
                                                                    -----------
METAL - ALUMINUM: 2.9%
   2,400   Alcoa, Inc.                                                   80,400
                                                                    -----------
MONEY CENTER BANKS: 3.0%
   1,850   J.P. Morgan Chase & Co.                                       82,750
                                                                    -----------
OIL & GAS: 8.5%
   1,000   Schlumberger Ltd.                                             79,938
   1,850   The Williams Companies, Inc.                                  73,884
   2,100   Unocal Corp.                                                  81,244
                                                                    -----------
                                                                        235,066
                                                                    -----------
RETAIL: 2.6%
   1,600   Home Depot, Inc.                                              73,100
                                                                    -----------
SOFTWARE: 2.1%
   2,000   Oracle Corp.*                                                 58,125
                                                                    -----------
TECHNOLOGY: 1.9%
     700   Sanmina Corp.*                                                53,638
                                                                    -----------
TELECOMMUNICATIONS: 4.1%
   1,350   JDS Uniphase Corp.*                                           56,278
   1,400   Qwest Communications International*                           57,400
                                                                    -----------
                                                                        113,678
                                                                    -----------
TELECOMMUNICATIONS - EQUIPMENT: 9.4%
   1,500   Cisco Systems, Inc.*                                          57,375
     900   Corning, Inc.                                                 47,531
   2,100   Nortel Networks Corp.                                         67,331
   1,600   Tellabs, Inc.*                                                90,400
                                                                    -----------
                                                                        262,637
                                                                    -----------

See accompanying Notes to Financial Statements.

6
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                           GILFORD OAKWOOD EQUITY FUND

SCHEDULE OF INVESTMENTS at December 31, 2000 - (Continued)
--------------------------------------------------------------------------------

 SHARES                                                                VALUE
--------------------------------------------------------------------------------

TEXTILE APPAREL: 2.6%
   2,250   Jones Apparel Group, Inc.*                               $    72,422
                                                                    -----------
UTILITIES: 2.1%
   1,050   AES Corp.*                                                    58,144
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $3,005,913)                                                   2,800,176
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $3,005,913): 100.7%                                           2,800,176
Liabilities in excess of Other Assets: (0.7)%                           (18,815)
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 2,781,361
                                                                    ===========

*    Non-income producing security.
+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $   246,276
     Gross unrealized depreciation                                     (452,013)
                                                                    -----------
     Net unrealized depreciation                                    $  (205,737)
                                                                    ===========

See accompanying Notes to Financial Statements.

                                                                               7
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                           GILFORD OAKWOOD EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $3,005,913) .........   $ 2,800,176
  Receivables:
    Securities sold .............................................       182,433
    Fund shares sold ............................................           133
    Dividends ...................................................           248
    Due from advisor ............................................        15,050
  Prepaid expenses ..............................................         2,491
                                                                    -----------

       Total assets .............................................     3,000,531
                                                                    -----------

LIABILITIES
  Cash overdraft ................................................        81,678
  Payables:
    Securities purchased ........................................        96,926
    Administration fees .........................................         6,529
    Distribution fees ...........................................         5,945
    Shareholder servicing fees ..................................           612
    Other .......................................................        10,085
  Accrued expenses ..............................................        17,395
                                                                    -----------

       Total liabilities ........................................       219,170
                                                                    -----------

  NET ASSETS ....................................................   $ 2,781,361
                                                                    ===========

See accompanying Notes to Financial Statements.

8
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                           GILFORD OAKWOOD EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2000 - (Continued)
--------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................   $ 3,302,468
  Accumulated net realized loss on investments ..................      (315,370)
  Net unrealized depreciation of investments ....................      (205,737)
                                                                    -----------

    Net assets ..................................................   $ 2,781,361
                                                                    ===========
CLASS B
  Net assets applicable to shares outstanding ...................   $   734,865
                                                                    ===========

  Shares outstanding ............................................        38,424
                                                                    -----------

  NET ASSET VALUE AND OFFERING PRICE PER SHARE* .................   $     19.13
                                                                    ===========

CLASS C
  Net assets applicable to shares outstanding ...................   $ 2,046,496
                                                                    ===========

  Shares outstanding ............................................       105,167
                                                                    -----------

  NET ASSET VALUE AND OFFERING PRICE PER SHARE* .................   $     19.46
                                                                    ===========

* Redemption price per share is equal to Net Asset Value less any applicable sales charges.

See accompanying Notes to Financial Statements.

                                                                               9
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                           GILFORD OAKWOOD EQUITY FUND

STATEMENT OF OPERATIONS
For the Periods Ended December 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ...................................................   $     9,356
    Interest ....................................................         2,384
                                                                    -----------
       Total income .............................................        11,740
                                                                    -----------
  Expenses
    Administration fees .........................................        44,140
    Advisory fees (Note 3) ......................................        19,837
    Fund accounting fees ........................................        16,913
    Audit fees ..................................................        14,501
    Distribution fees - Class B (Note 4) ........................         3,856
    Distribution fees - Class C (Note 4) ........................        11,022
    Transfer agent fees .........................................        10,057
    Legal fees ..................................................         7,698
    Custody fees ................................................         7,386
    Reports to shareholders .....................................         4,434
    Shareholder servicing fees - Class B (Note 5) ...............         1,285
    Shareholder servicing fees - Class C (Note 5) ...............         3,674
    Trustee fees ................................................         3,500
    Insurance expense ...........................................         1,583
    Registration expense ........................................            98
    Miscellaneous ...............................................         4,353
                                                                    -----------
       Total expenses ...........................................       154,337
       Less: fees waived and expenses absorbed ..................      (104,924)
                                                                    -----------
       Net expenses .............................................        49,413
                                                                    -----------
         NET INVESTMENT LOSS ....................................       (37,673)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ..............................      (315,370)
  Net unrealized depreciation on investments ....................      (205,737)
                                                                    -----------
    Net realized and unrealized loss on investments .............      (521,107)
                                                                    -----------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $  (558,780)
                                                                    ===========

* Commenced operations on January 1, 2000 for Class C and January 21, 2000 for Class B.

See accompanying Notes to Financial Statements.

10
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                           GILFORD OAKWOOD EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 2000*
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ...........................................   $   (37,673)
  Net realized loss on investments ..............................      (315,370)
  Net unrealized depreciation on investments ....................      (205,737)
                                                                    -----------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......      (558,780)
                                                                    -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold
  Class B .......................................................     1,372,165
  Class C .......................................................     2,387,356
Cost of shares redeemed
  Class B .......................................................      (410,356)
  Class C .......................................................        (9,024)
                                                                    -----------
  Net increase in net assets derived from net change in
     outstanding shares (a) .....................................     3,340,141
                                                                    -----------
     TOTAL INCREASE IN NET ASSETS ...............................     2,781,361

NET ASSETS
  Beginning of period ...........................................            --
                                                                    -----------
  END OF PERIOD .................................................   $ 2,781,361
                                                                    ===========

(a) A summary of capital share transactions is as follows:

CLASS B SHARES
  Shares sold ...................................................        58,431
  Shares redeemed ...............................................       (20,007)
                                                                    -----------
     NET INCREASE ...............................................        38,424
                                                                    ===========

CLASS C SHARES
  Shares sold ...................................................       105,568
  Shares redeemed ...............................................          (401)
                                                                    -----------
     NET INCREASE ...............................................       105,167
                                                                    ===========

----------
* Commenced operations on January 1, 2000 for Class C and January 21, 2000 for Class B.

See accompanying Notes to Financial Statements.

                                                                              11
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                           GILFORD OAKWOOD EQUITY FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period
--------------------------------------------------------------------------------

                                                           CLASS B                CLASS C
                                                      -----------------       -----------------
                                                      JANUARY 21, 2000+
                                                           THROUGH               YEAR ENDED
                                                      DECEMBER 31, 2000       DECEMBER 31, 2000
                                                      -----------------       -----------------
Net asset value, beginning of period ...............       $ 20.00                 $ 20.00
                                                           -------                 -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..............................         (0.26)                  (0.26)
  Net realized and unrealized gain
  on investments ...................................         (0.61)                  (0.28)
                                                           -------                 -------
Total from investment operations ...................         (0.87)                  (0.54)
                                                           -------                 -------
Net asset value, end of period .....................       $ 19.13                 $ 19.46
                                                           =======                 =======

Total return .......................................         (4.35)%                 (2.70)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .............       $   0.7                 $   2.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed .........          7.85%**                 7.77%
  After fees waived and expenses absorbed ..........          2.50%**                 2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS :
  Before fees waived and expenses absorbed .........         (7.25)%**               (7.17)%
  After fees waived and expenses absorbed ..........         (1.90)%**               (1.90)%

  Portfolio turnover rate ..........................         65.84%                  65.84%

+    Commencement of operations.
**   Annualized.
++   Not annualized.

See accompanying Notes to Financial Statements.

12
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                           GILFORD OAKWOOD EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Gilford Oakwood Equity Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. Gilford Oakwood Equity Fund Class B and Class C commenced operations on January 21, 2000 and January 1, 2000, respectively. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At December 31, 2000, the Fund had a capital loss carryforward of approximately $33,000, expiring December 31, 2008, available to offset future gains if any. The Fund had net realized capital losses of $282,000 during the period November 1, 2000 through December 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a first in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Oakwood Capital Management LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2000, the Fund incurred $19,837 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 2.50%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended December 31, 2000, the Advisor waived fees of $19,837 and absorbed expenses of $85,087. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

          Under $22.5 million        $45,000
          $22.5 to $50 million       0.20% of average daily net assets
          $50 to $100 million        0.15% of average daily net assets
          $100 to $150 million       0.10% of average daily net assets
          Over $150 million          0.05% of average daily net assets

     For the year ended December 31, 2000, the Fund incurred $44,140 in administration fees.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Gilford Securities, Incorporated (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended De-cember 31, 2000, the Fund incurred distribution fees of $3,856 and $11,022 under the plan for Class B and Class C shares, respectively.

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------

NOTE 5 - SHAREHOLDER SERVICING FEE

     The Fund has entered into a Shareholder Servicing Agreement with the Distributor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. Payments to the Distributor under the Shareholder Servicing Agreement may reimburse the Distributor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2000, the Fund incurred shareholder servicing fees of $1,285 and $3,674 under the agreement for Class B and Class C shares, respectively.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the year ended December 31, 2000, excluding short-term investments, were $4,650,531 and $1,329,248, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders of Gilford Oakwood Equity Fund
The Board of Trustees of Trust for Investment Managers

We have audited the accompanying statement of assets and liablilities, including the schedule of investments, of Gilford Oakwood Equity Fund, a series of shares of Trust for Investments Managers, as of December 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of secuirites owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gilford Oakwood Equity Fund as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.


                                        TAIT, WELLER, & BAKER


Philadelphia, Pennsylvania
January 26, 2001

================================================================================

                                     Advisor
                         OAKWOOD CAPITAL MANAGEMENT LLC
                            1901 Avenue of the Stars
                             Los Angeles, CA 90067

                                   Distributor
                            GILFORD SECURITIES, INC.
                                850 Third Avenue
                               New York, NY 10022

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       555 South Flower Street, 23rd Floor
                              Los Angeles, CA 90071

================================================================================

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.